Exhibit 10(i)(A)
EXECUTION COPY

AMENDMENT NO. 2 TO THE
364-DAY CREDIT AGREEMENT

Dated as of September 29, 2003

                                 AMENDMENT NO. 2 TO THE 364-DAY CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                                 PRELIMINARY STATEMENTS:

                                 (1)      The Company, the Lenders and the Agent have entered into a 364-Day Credit Agreement dated as of May 15, 2003 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                                 (2)     The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                                 SECTION 1.     Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                                 (a)          The definition of "EBITDA" in Section 1.01 is amended in full to read as follows:

              "EBITDA" means, for any period, net income (or net loss) plus the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) non-cash, non-recurring charges in an amount not to exceed $161,400,000 taken (i) with respect to the impairment of the assets of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders) and (ii) with respect to all such other charges, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders), (f) non-recurring restructuring charges in an amount not to exceed $275,000,000 (up to $240,000,000 of which may be cash charges) recorded in the financial statements of the Company and its Consolidated Subsidiaries for the fiscal quarter ended March 31, 2003 and each of the fiscal periods ending June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004, (g) non-cash, non-recurring charges in an amount not to exceed $70,000,000 taken with respect to the impairment of the remaining book value of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, (h) all impairment charges taken with respect to capital expenditures made on or after January 1, 2003 on behalf of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, (i) non-cash, non-recurring goodwill or investment impairment charges in an amount not to exceed $300,000,000 taken in the fiscal periods ending September 30, 2003, December 31, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, (j) payments made by the Company not to exceed $135,000,000 (up to $40,000,000 of which may be in cash) with respect to the fiscal periods ending September 30, 2003, December 31, 2003 and March 31, 2004, relating to the settlement of certain litigation matters, (k) $24,800,000 in respect of the early repayment by the Company of all amounts outstanding under each of its five Note Purchase Agreements with The Prudential Insurance Company of America dated as of May 26, 1994, April 28, 1995, October 31, 1996, August 19, 1997 and January 21, 1999, respectively, with respect to the fiscal quarter ending September 30, 2003 and (l) from and after such time as the Company adopts the fair value based method of accounting for stock-based employee compensation in accordance with Statement of Financial Accounting Standards No. 123 and Statement of Financial Accounting Standards No. 148, non-cash charges related to such adoption, in each case determined in accordance with GAAP for such period minus gain realized by the Company upon the sale of NFO Worldwide, Inc. in accordance with GAAP.

(b) Section 1.03 is amended in full to read as follows:

              SECTION 1.03.   Accounting Terms.  All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP"), as amended by the Company's adoption of the fair value based method of accounting for stock-based employee compensation in accordance with Statement of Financial Accounting Standards No. 123 and Statement of Financial Accounting Standards No. 148.

                                 SECTION 2.     Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                                 SECTION 3.     Representations and Warranties of the Company.  The Company represents and warrants as follows:

                                 (a)        The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                                 (b)        The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

                                 (c)        No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

                                 (d)        This Amendment has been duly executed and delivered by the Company. This Amendment and each of the Credit Agreement and the Notes, as amended hereby, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                                 (e)        There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                                 SECTION 4.     Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in each other Loan Document to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                                 (b)        The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                 (c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                                 SECTION 5.     Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                                 SECTION 6.     Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                                 SECTION 7.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                                 IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Treasurer

CITIBANK, N.A., as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

HSBC BANK USA

By
Title:

KEYBANK NATIONAL ASSOCIATION

By
Title:

UBS AG, CAYMAN ISLANDS BRANCH

By /s/ Wilfred V. Saint
Title: Associate Director

By /s/ Thomas R. Salzano
Title: Director

LLOYDS TSB BANK PLC

By /s/ Windsor R. Davies
Title: Director

By /s/ Richard M. Heath
Title: Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

ING BANK

By
Title:

ROYAL BANK OF CANADA

By /s/ Suzanne Kaicher
Title: Manager

WESTPAC BANKING CORPORATION

By
Title:

CONSENT

Dated as of September 29, 2003

                    The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
McCann-Erickson USA, Inc.	TM Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc.	McCann Relationship Marketing, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Gillespie, Advertising, Magazine Marketing	The Gotham Group, Inc.
& Public Relations, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Assistant Treasurer

Campbell Mithun, Inc.	FCB Worldwide L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc.	Campbell-Ewald Company

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Deutsch Inc.	Lowe Group Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Draft, Inc.	Integrated Communications Corp.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Dailey & Associates	Bozell Group, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Advantage International Holdings, Inc.	Jack Morton Worldwide Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C.	Initiative Media Worldwide, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Manager	Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc.	Wahlstrom Group L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Carmichael Lynch, Inc.	The Cassidy Companies, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Weber Shandwick Inc.	The FutureBrand Company, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Exhibit 10(i)(B)
EXECUTION COPY

AMENDMENT NO. 3 TO THE
AMENDED AND RESTATED FIVE-YEAR CREDIT AGREEMENT

                                                                                                        Dated as of September 29, 2003

                        AMENDMENT NO. 3 TO THE AMENDED AND RESTATED FIVE YEAR CREDIT AGREEMENT among The Interpublic Group of Companies, Inc., a Delaware corporation (the "Company"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Citibank, N.A., as administrative agent (the "Agent") for the Lenders.

                        PRELIMINARY STATEMENTS:

                        (1)       The Company, the Lenders and the Agent have entered into a Five-Year Credit Agreement dated as of June 27, 2000 and amended and restated as of December 31, 2002 (as amended, supplemented or otherwise modified through the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

                        (2)       The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

                        SECTION 1.     Amendments to Credit Agreement.  The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

                        (a)       The definition of "EBITDA" in Section 1.01 is amended in full to read as follows:

                  "EBITDA" means, for any period, net income (or net loss) plus the sum of (a) Interest Expense, (b) income tax expense, (c) depreciation expense, (d) amortization expense, (e) non-cash, non-recurring charges in an amount not to exceed $161,400,000 taken (i) with respect to the impairment of the assets of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders) and (ii) with respect to all such other charges, in the fiscal year ended December 31, 2002 (which shall be allocated to each of the fiscal quarters of 2002 as set forth in a schedule previously delivered by the Company to the Lenders), (f) non-recurring restructuring charges in an amount not to exceed $275,000,000 (up to $240,000,000 of which may be cash charges) recorded in the financial statements of the Company and its Consolidated Subsidiaries for the fiscal quarter ended March 31, 2003 and each of the fiscal periods ending June 30, 2003, September 30, 2003, December 31, 2003 and March 31, 2004, (g) non-cash, non-recurring charges in an amount not to exceed $70,000,000 taken with respect to the impairment of the remaining book value of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, (h) all impairment charges taken with respect to capital expenditures made on or after January 1, 2003 on behalf of Brands Hatch Leisure Limited, Octagon Worldwide Limited and Octagon Worldwide Inc. and their respective Subsidiaries, (i) non-cash, non-recurring goodwill or investment impairment charges in an amount not to exceed $300,000,000 taken in the fiscal periods ending September 30, 2003, December 31, 2003, March 31, 2004, June 30, 2004 and September 30, 2004, (j) payments made by the Company not to exceed $135,000,000 (up to $40,000,000 of which may be in cash) with respect to the fiscal periods ending September 30, 2003, December 31, 2003 and March 31, 2004, relating to the settlement of certain litigation matters, (k) $24,800,000 in respect of the early repayment by the Company of all amounts outstanding under each of its five Note Purchase Agreements with The Prudential Insurance Company of America dated as of May 26, 1994, April 28, 1995, October 31, 1996, August 19, 1997 and January 21, 1999, respectively, with respect to the fiscal quarter ending September 30, 2003 and (l) from and after such time as the Company adopts the fair value based method of accounting for stock-based employee compensation in accordance with Statement of Financial Accounting Standards No. 123 and Statement of Financial Accounting Standards No. 148, non-cash charges related to such adoption, in each case determined in accordance with GAAP for such period minus gain realized by the Company upon the sale of NFO Worldwide, Inc. in accordance with GAAP.

                        (b)       Section 1.03 is amended in full to read as follows:

                  SECTION 1.03. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistent with those applied in the preparation of the financial statements referred to in Section 4.01(e) ("GAAP"), as amended by the Company's adoption of the fair value based method of accounting for stock-based employee compensation in accordance with Statement of Financial Accounting Standards No. 123 and Statement of Financial Accounting Standards No. 148.

                        SECTION 2.     Conditions of Effectiveness.  This Amendment shall become effective as of the date first above written when, and only when, the Agent shall have received (i) counterparts of this Amendment executed by the Company, Ammirati Puris Lintas K.K. and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and (ii) a copy of the attached Consent executed by each Subsidiary Guarantor.

                        SECTION 3.     Representations and Warranties of the Company.  The Company represents and warrants as follows:

                                 (a)        Each Borrower is a corporation duly organized, validly existing and, in the case of the Company, in good standing under the laws of the jurisdiction of its organization, and has all corporate powers and all material governmental licenses, authorizations, consents and approvals required to carry on its business.

                                 (b)        The execution, delivery and performance by each Borrower of this Amendment and the Credit Agreement and each of the Notes to which it is a party, as amended hereby, are within such Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not contravene, or constitute a default under, any provision of law or regulation applicable to such Borrower or of the certificate of incorporation of such Borrower or of any judgment, injunction, order, decree, material agreement or other instrument binding upon such Borrower or result in the creation or imposition of any Lien on any asset of such Borrower or any of its Consolidated Subsidiaries.

                                 (c)        No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery or performance by each Borrower of this Amendment or the Credit Agreement and the Notes to which it is a party, as amended hereby, except the possibility of a post-facto filing under the Japanese Foreign Exchange and Trade Control Law (Law No. 228 of 1949, as amended).

                                 (d)        This Amendment has been duly executed and delivered by each Borrower. This Amendment and each of the Credit Agreement and the Notes to which each Borrower is a party, as amended hereby, are legal, valid and binding obligations of such Borrower, enforceable against such Borrower in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                                 (e)        There is no action, suit, investigation, litigation or proceeding pending against, or, to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that (i) would have a Material Adverse Effect or (ii) purports to affect the legality, validity or enforceability of this Amendment or the Credit Agreement or any Note, as amended hereby, or the consummation of the transactions contemplated hereby.

                        SECTION 4.     Reference to and Effect on the Credit Agreement and the Notes.  (a)  On and after the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes or the Designation Agreement related to Ammirati Puris Lintas K.K., to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

                                 (b)        The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

                                 (c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.

                        SECTION 5.     Costs and Expenses.  The Company agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

                        SECTION 6.     Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

                        SECTION 7.     Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By /s/ Steven Berns
Title: Treasurer

AMMIRATI PURIS LINTAS K.K.

By /s/ Steven Berns
Title: Treasurer

CITIBANK, N.A., as Agent and as Lender

By /s/ Julio Ojea Quintana
Title: Director

BANK, ONE, NA

By /s/ Rick Howard
Title: Vice President

BANK OF AMERICA, N.A.
By /s/ John E. Williams
Title: Managing Director

THE BANK OF NEW YORK

By /s/ Brendan T. Nedzi
Title: Senior Vice President

BARCLAYS BANK PLC

By /s/ Simon Leach
Title: Relationship Director

JPMORGAN CHASE BANK

By /s/ Rebecca Vogel
Title: Vice President

CREDIT AGRICOLE INDOSUEZ

By /s/ Phillip J. Salter
Title: Vice President

By /s/ Paul A. Dytrych
Title: Senior Relationship Director

FLEET NATIONAL BANK

By /s/ Thomas J. Levy
Title: Senior Vice President

HSBC BANK USA

By
Title:

KEYBANK NATIONAL ASSOCIATION

By /s/ Francis Lutz
Title: Vice President

LLOYDS TSB BANK PLC

By /s/ Windsor R. Davies
Title: Director

By /s/ Richard M. Heath
Title: Vice President

SUNTRUST BANK

By /s/ Heidi M. Khambatta
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION

By /s/ Steven L. Hipsman
Title: Director

CONSENT

Dated as of September 29, 2003

                             The undersigned, each a Guarantor under the Guaranty dated as of August 15, 2003 (the "Subsidiary Guaranty") in favor of the Agent and the Lenders parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to such Amendment and hereby confirms and agrees that notwithstanding the effectiveness of such Amendment, the Subsidiary Guaranty and each other Loan Document to which the undersigned is a party are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Subsidiary Guaranty to the "Credit Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement, as amended by such Amendment.
McCann-Erickson USA, Inc.	TM Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Torre Lazur Healthcare Group, Inc.	McCann Relationship Marketing, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Gillespie, Advertising, Magazine Marketing &	The Gotham Group, Inc.
Public Relations, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Assistant Treasurer

Campbell Mithun, Inc.	FCB Worldwide L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Hill, Holliday, Connors, Cosmopulos, Inc.	Campbell-Ewald Company

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Deutsch Inc.	Lowe Group Holdings, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Treasurer

Draft, Inc.	Integrated Communications Corp.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Dailey & Associates	Bozell Group, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Advantage International Holdings, Inc.	Jack Morton Worldwide Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Kaleidoscope Sports and Entertainment L.L.C.	Initiative Media Worldwide, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Manager	Title: Vice President and Assistant Treasurer

Newspaper Services of America, Inc.	Wahlstrom Group L.L.C.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Carmichael Lynch, Inc.	The Cassidy Companies, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Weber Shandwick Inc.	The FutureBrand Company, Inc.

By: /s/ Steven Berns	By: /s/ Steven Berns
Name: Steven Berns	Name: Steven Berns
Title: Vice President and Treasurer	Title: Vice President and Treasurer

Exhibit 10(iii)(A)(1)

[Insert Interpublic Logo]

=========================================================

THE INTERPUBLIC SENIOR EXECUTIVE
RETIREMENT INCOME PLAN

=========================================================

Effective August 1, 2003

TABLE OF CONTENTS

INTRODUCTION AND PLAN HIGHLIGHTS.......................................................................	1
ELIGIBILIT.................................................................................................................................	2
YOUR BENEFIT......................................................................................................................................	2
Benefit Increases.......................................................................................................................	3
Rehire........................................................................................................................................	3
VESTING......................................................................................................................................	3
General Rule.............................................................................................................................	3
Vesting of Benefit Increases.....................................................................................................	4
Forfeiture...................................................................................................................................	5
PAYMENTS FROM THE PLAN...............................................................................................	6
Timing of Benefit Payments.....................................................................................................	6
Form of Benefit.........................................................................................................................	7
Commencing Your Benefit and Making an Election................................................................	7
DISABILITY.................................................................................................................................	8
DEATH BENEFITS.....................................................................................................................	9
Form of Payment of Death Benefits..........................................................................................	9
Designating Your Beneficiary...................................................................................................	9
MISCELLANEOUS MATTERS................................................................................................	10
Plan Administration..................................................................................................................	10
Participation Agreement, amendment, and Termination..........................................................	10
Coordination with Other Benefits.............................................................................................	11
Nature of Your Plan Benefit and Plan Assets...........................................................................	11
Assignment and Alienation.......................................................................................................	11
Withholding and Other Tax Consequences...............................................................................	11
Mailing Address........................................................................................................................	12
Overpayments............................................................................................................................	12
Incapacity and Minor Status......................................................................................................	12
Continued Employment.............................................................................................................	12
Liability Limited........................................................................................................................	12
Titles and Headings Not to Control...........................................................................................	13
Severability................................................................................................................................	13
Variations in Plan Terms...........................................................................................................	13
Complete Statement of the Plan................................................................................................	13
CLAIMS AND APPEALS...........................................................................................................	13
Initial Claims.............................................................................................................................	13
Appeals......................................................................................................................................	13
Other Rules and Rights Regarding Claims and Appeals...........................................................	15

INTRODUCTION AND PLAN HIGHLIGHTS

This pamphlet sets forth the basic terms of The Interpublic Senior Executive Retirement Income Plan (the "Plan"), effective August 1, 2003. The Plan is sponsored by The Interpublic Group of Companies, Inc. ("Interpublic"). Your rights and responsibilities under the Plan are also governed by your "Participation Agreement" with Interpublic, into which this pamphlet is incorporated by reference.

The Plan is unfunded and is designed primarily to provide deferred compensation for a select group of senior management employees of Interpublic and its subsidiaries. The Plan is excepted from most of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

The benefits provided under the Plan are offered to secure your goodwill, loyalty, and achievement, as well as to attract and retain other executives of outstanding competence. The Plan does not, however, confer the right to continue in the employ of Interpublic or its subsidiaries, or to receive annual compensation of any particular amount.

Key features of the Plan include the following:

*	Eligibility to participate in the Plan must be approved by the Compensation Committee of Interpublic's Board of Directors (the "Compensation Committee"). (See "Eligibility," beginning on page 2.)

*

Your benefit under the Plan is expressed as an annual benefit (paid in monthly installments), continuing for 15 years. Your annual benefit is set forth in your Participation Agreement. (See "Your Benefit," beginning on page 2.)

*

Your benefit under the Plan is forfeitable until it becomes vested. In general, your benefit under the Plan vests gradually over ten years, and any increase in your benefit vests gradually over seven years from the time of the increase. (See "Vesting," beginning on page 3.)

*

Benefits under the Plan are not paid until after termination of your employment. The Plan is designed for you to begin receiving your benefit at age 60 or later. However, you may receive a reduced benefit, beginning at age 55, if you have participated in the Plan for at least five years. Benefit commencement is subject to compliance with non-competition and non-solicitation agreements. (See "Timing of Benefit Payments," beginning on page 6.)

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*

Instead of receiving monthly payments for 15 years, you may choose to receive monthly payments for 10 years or a lump sum. If you make either choice, your benefit will be discounted to reflect the accelerated payout. (See "Form of Benefit," beginning on page 7.)

*

The Plan is not funded, and your benefits under the Plan are not protected by a trust. Interpublic's promise to pay your benefit under the Plan is an unsecured debt of Interpublic. (See "Nature of Your Plan Benefit and Plan Assets," beginning on page 11.)

* Your benefits under the Plan are in addition to, and independent of, any benefits to which you may be entitled under other benefit plans sponsored by Interpublic.

ELIGIBILITY

The Plan is designed to benefit the most senior U.S.-based management of Interpublic and its subsidiaries. You are eligible to participate in the Plan only if your participation is approved by the Compensation Committee.

If you are eligible to participate in the Plan, you can become a participant by signing a Participation Agreement. If you return your signed Participation Agreement within 30 days after the effective date stated in your Participation Agreement, your participation in the Plan will be effective on that effective date. If you do not return your signed Participation Agreement within 30 days after the effective date stated in your Participation Agreement, your participation in the Plan will become effective on the first day of the month beginning after the date on which you return your signed Participation Agreement. Your participation in the Plan will end when your employment with Interpublic and its subsidiaries is terminated or you otherwise become ineligible to participate.

YOUR BENEFIT

Your benefit under the Plan is expressed as an annual benefit, payable when you attain age 60, after your employment has terminated. Your Participation Agreement sets forth the benefit amount. The annual benefit is subject to forfeiture until it becomes fully vested. The vesting rules are described beginning on page 3.

Unless you elect a different form of payment (as described under "Form of Benefit," beginning on page 7), you will receive monthly payments, equal to 1/12 of the vested portion of your annual benefit, for 15 years.

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BENEFIT INCREASES

The amount of your benefit may be increased from time to time. Any increase in your benefit will be set forth in an amendment to your Participation Agreement.

Any increase in your benefit will be prospective, and will be subject to special vesting rules (described under "Vesting" below). Your annual benefit under the Plan (assuming it becomes vested) will be the sum of:

*	The benefit stated in your initial Participation Agreement; and

*	Each subsequent increase.

Please note that each benefit increase vests separately. For more information, see "Vesting" below.

REHIRE

If you leave Interpublic and its subsidiaries, and later return to a senior management position that is approved for participation in the Plan, you will be treated as a new hire. You will not receive credit for your prior participation in the Plan.

VESTING

GENERAL RULE

Any portion of your benefit that is not vested will be forfeited upon termination of your employment with Interpublic and its subsidiaries. Your benefit will begin to vest after you participate in the Plan for three years, and will become fully vested after you have participated in the Plan for ten years. Benefits under the Plan will vest according to the following schedule:

	Years of Participation in the Plan	Portion of Benefit that is Vested
	Fewer than 3	0 percent
	At least 3, but fewer than 4	30 percent
	At least 4, but fewer than 5	40 percent
	At least 5, but fewer than 6	50 percent

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Years of Participation in the Plan	Portion of Benefit that is Vested
At least 6, but fewer than 7	60 percent
At least 7, but fewer than 8	70 percent
At least 8, but fewer than 9	80 percent
At least 9, but fewer than 10	90 percent
10 or more	100 percent

If you had an Executive Special Benefit Agreement ("ESBA"), up to three years of participation in your ESBA will count as years of participation in the Plan.

VESTING OF BENEFIT INCREASES

If your benefit is increased (as described on page 3), the change in your benefit (the increase) will vest over seven years following the effective date of the increase. Each increase in your benefit will vest according to the following schedule:

Years of Participation After Increase	Vested Portion of Increase
At least 1, but fewer than 2	10 percent
At least 2, but fewer than 3	20 percent
At least 3, but fewer than 4	30 percent
At least 4, but fewer than 5	40 percent
At least 5, but fewer than 6	50 percent
At least 6, but fewer than 7	75 percent
7 or more	100 percent

Please note that vesting of each increase in your benefit begins after the increase becomes effective. Accordingly, participation in an ESBA and prior participation in the Plan do not count toward the vesting of any benefit increase.

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EXAMPLE. Suppose you sign a Participation Agreement, specifying a benefit of $275,000. After three years of participation, you sign an amendment to your Participation Agreement, increasing your benefit by $20,000 (to $295,000). Two years later, you sign a new amendment to your Participation Agreement, increasing your benefit by $5,000 (to $300,000). Four years later, you terminate employment with Interpublic and its subsidiaries. Your vested benefit (payable for 15 years, beginning at age 60, after your non-competition and non-solicitation agreements expire) would be $264,500 per year, calculated as follows:

*   Because you would have participated in the Plan for 9 years, your benefit under your original Participation Agreement would be 90 percent vested. The vested benefit would be $247,500:

                    90% of $275,000 = $247,500

*   Because you would have participated in the Plan for 6 years after the effective date of your first increase, the first increase would be 75 percent vested. The vested benefit would be $15,000:

                    75% of $20,000 = $15,000

*   Because you would have participated in the Plan for 4 years after the effective date of your second increase, the second increase would be 40 percent vested. The vested benefit would be $2,000:

                    40% of $5,000 = $2,000

*   Your total vested benefit would be the sum of the three vested benefits above, or $264,500 per year.

If you elect to receive your benefit in a different form, the amount of your vested benefit will be adjusted accordingly. (See "Form of Benefit," beginning on page 7.)

FORFEITURE

When your employment with Interpublic and its subsidiaries is terminated for any reason, any portion of your benefit that is not vested will be forfeited immediately. An unvested benefit accrued prior to your termination will not be reinstated, even if you are rehired. In addition, your vested benefit is subject to forfeiture if you breach the non-competition agreement or non-solicitation agreement described below.

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PAYMENT FROM THE PLAN

TIMING OF BENEFIT PAYMENTS

Benefits under the Plan are not paid until after termination of your employment with Interpublic and its subsidiaries. The Plan is designed for your full vested benefit to become payable after age 60. However, you may receive a reduced benefit beginning as early as age 55, if you have participated in the Plan for at least five years.

Regardless of your age, you may not begin receiving your vested benefit under the Plan until your non-competition and non-solicitation agreements (as described in your Participation Agreement) have expired. Breach of your non-competition agreement or non-solicitation agreement will result in the forfeiture of your vested benefit.

Commencement At Age 60 or Later

After termination of your employment with Interpublic and its subsidiaries, and your non-competition and non-solicitation agreements have expired, you may receive 100% of your vested benefit if you have attained age 60. This rule applies without regard to your age or years of participation when you terminated employment.

Commencement Before Age 60

Although payment of your vested benefit under the Plan is designed to commence at age 60, you may elect to begin receiving your vested benefit as early as age 55, following termination of your employment, if you have participated in the Plan for at least five years. (Remember, however, payment may not begin until your non-competition and non-solicitation agreements have expired.) If you begin to receive your vested benefit before age 60, your vested benefit will be reduced by 5/12 percent for each full calendar month by which your benefit commencement date precedes your 60th birthday.

If you participate in the Plan for less than five years, you may not begin receiving your benefit before age 60.

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EXAMPLE. Suppose you terminate employment with Interpublic and its subsidiaries on your 53rd birthday, after having participated in the Plan for 7 years. Suppose your vested annual benefit is $175,000 (i.e., the annual benefit set forth in your Participation Agreement is $250,000).

Because you would have participated in the Plan for at least 5 years, you could begin receiving your benefit under the Plan at age 55. When your non-competition and non-solicitation agreements expire, if you elect to begin receiving your benefit on the first day of the month after your 55th birthday, you would receive a benefit of $10,937.50 per month, for 15 years:

*   You would be commencing your benefit 5 years (60 months) before your 60th birthday. Accordingly, your vested benefit would be reduced by 25% (5% per year times 5 years).

          Amount of Reduction:                      25% of $175,000      =         $43,750
          Annual Benefit After Reduction:       $175,000 - $43,750    =         $131,250
          Monthly Benefit After Reduction:     $131,250/12              =         $10,937.50

If you elect to receive your benefit in a different form, the amount of your vested benefit will be adjusted accordingly. (See "Form of Benefit" below.)

FORM OF BENEFIT

Your benefit under the Plan is designed to be paid in monthly installments over 15 years. However, you may elect to receive your benefit in monthly installments over 10 years or in a lump sum.

If you elect to receive your benefit over 10 years (instead of 15) or in a lump sum, the amount of your benefit will be discounted (because of the accelerated payout), using an interest rate set by Interpublic's Management Human Resources Committee (the "MHRC").

Please note that, while your benefit is in pay status, it will remain unfunded, as described under "Nature of Your Plan Benefit and Plan Assets," beginning on page 11.

COMMENCING YOUR BENEFIT AND MAKING AN ELECTION

You may elect when you would like to begin receiving your vested Plan benefit at any time, as long as your completed election form is delivered to Interpublic's Human Resources Department

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at least 12 months before payment of your Plan benefit is scheduled to begin. You may request benefit application forms from Interpublic's Human Resources Department.

Your benefit application will include an option to change your election regarding the form in which your benefit is paid. (Your Participation Agreement also includes a payment form election.) If you do not specify a different form of payment at least 12 months before payments are scheduled to begin, your benefit will be paid in monthly installments over 15 years.

If you do not make a proper election to begin receiving your benefit, payments will begin automatically as of the first day of the month coincident with or next following the date as of which you have reached age 60, terminated employment with Interpublic and its subsidiaries, and completed your obligations under your non-competition and non-solicitation agreements.

DISABILITY

If you become unable to continue working in your current position due to disability (as determined under the IPG Long Term Disability Plan), you will continue to participate in the Plan until you terminate employment with Interpublic and its subsidiaries. The rules described under "Timing of Benefit Payments" (beginning on page 6) will apply.

EXAMPLE. Suppose your Participation Agreement specifies a benefit of $250,000 per year, and you become disabled at age 53, after participating in the Plan for five years.

*   Upon the onset of your disability, your benefit would be 50% vested (i.e., worth $125,000 per year, for 15 years, beginning at age 60).

*   If you remain a disabled employee of Interpublic for at least 5 years after the onset of your disability, you will become entitled to a vested benefit (payable for 15 years) of $250,000 per year, beginning at age 60.

*   With at least five years of participation in the Plan, you could elect to begin receiving the vested portion of your benefit as early as age 55 (provided your non-competition and non-solicitation agreements have expired). Your vested benefit would be reduced for commencement before age 60 (as described under "Timing of Benefit Payments," beginning on page 6).

If you elect to receive your benefit in a different form, the amount of your vested benefit will be adjusted accordingly. (See "Form of Benefit," beginning on page 7.)

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DEATH BENEFITS

If you die before your vested benefit is paid in full, a beneficiary (or beneficiaries) selected by you will be entitled to receive the remainder (if any) of your vested benefit.

FORM OF PAYMENT OF DEATH BENEFITS

The form in which the death benefit will be paid is determined as follows:

*

If you elect to receive your benefit in installments (over 10 or 15 years), and you die while your benefit is in pay status, your beneficiary (or beneficiaries) will continue receiving monthly payments, until the balance of your vested benefit is paid.

*

If you die before you receive your first benefit payment (whether a lump sum or an installment), your beneficiary (or beneficiaries) will receive the death benefit in a lump sum, determined using an interest rate set by the MHRC.

Please note that if the death benefit is paid in installments, it will remain unfunded, as described under "Nature of Your Plan Benefit and Plan Assets," beginning on page 11.

DESIGNATING YOUR BENEFICIARY

You may designate one or more primary beneficiaries to receive the balance of your vested benefit after your death. You may also designate one or more contingent beneficiaries, who would receive any remaining payments if your primary beneficiaries die before all payments have been made. You may change your beneficiaries at any time before your death by filing a new beneficiary designation form with Interpublic's Human Resources Department.

If you are married on the date of your death, your beneficiary will be your spouse, unless you specify a different beneficiary. You may not designate a beneficiary other than your spouse, however, without your spouse's written consent.

In the absence of an effective beneficiary designation (or if none of your primary or contingent beneficiaries are living), the remainder of the vested portion of your benefit (if any) will be distributed, in the form described under "Form of Payment of Death Benefits" above, to the first of the following to survive you ---

* your spouse;

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* your children (to be divided equally);

* your parents;

* your brothers and sisters (to be divided equally); or

* the executors or administrators of your will.

The form for making your initial beneficiary designation is attached to your Participation Agreement. You may obtain new beneficiary designation forms from Interpublic's Human Resources Department.

MISCELLANEOUS MATTERS

PLAN ADMINISTRATION

The Plan's administrator is the MHRC. The Plan's administrator has complete and exclusive discretionary authority and responsibility to administer and interpret the Plan's governing documents (including the authority to resolve ambiguities and inconsistencies in the Plan's language, and to correct any inadvertent omissions). All decisions of the Plan's administrator are final and controlling for purposes of the Plan.

The MHRC has authority to delegate any of its duties and responsibilities under the Plan as it deems appropriate. In addition, the MHRC may employ one or more persons to render advice with regard to any of its administration responsibilities.

PARTICIPATION AGREEMENT, AMENDMENT, AND TERMINATION

Your Participation Agreement sets forth specific terms relating to your benefit under SERIP. Your Participation Agreement, including any amendment thereto, is valid only if it is executed on behalf of Interpublic, by Interpublic's Executive Vice President, Chief Human Resources Officer.

Although Interpublic intends to operate the Plan indefinitely, Interpublic reserves the right to amend or terminate the Plan at any time, and from time to time, either retroactively or prospectively, without your consent. However, unless necessitated by a change in applicable law, no amendment or termination will reduce the amount of your vested benefit as of the date of the amendment or termination.

Any amendment or termination of the Plan may be adopted by resolution of the Compensation Committee. In addition, the MHRC may make any amendment required to comply with federal

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or state law, or that is desirable to improve the administration of the Plan, if the amendment does not materially affect the substance of the Plan or the level of benefits provided.

COORDINATION WITH OTHER BENEFITS

Your benefit under the Plan is designed to be in addition to benefits you earn under other benefit plans sponsored by Interpublic. Except as provided in another plan, your right to a benefit under the Plan will not affect any benefit accrued under the other plan.

NATURE OF YOUR PLAN BENEFIT AND PLAN ASSETS

Your benefit under the Plan is paid from Interpublic's general assets. Although the MHRC tracks the accrual of your benefit carefully, corresponding funds are not required to be set aside to pay your benefit. The Plan is an unfunded plan and does not have assets that are protected by a trust.

Your benefit under the Plan is protected solely by Interpublic's credit-worthiness, and not by any secured interest in Interpublic's assets or a trust fund. Benefits under the Plan are not insured by the Pension Benefit Guaranty Corporation.

ASSIGNMENT AND ALIENATION

In general, your rights to a benefit under the Plan (and the corresponding rights of your beneficiaries) may not be assigned, transferred, alienated, encumbered, or otherwise subject to lien. However, the Plan will comply with domestic relations orders that are determined to be "qualified domestic relations orders" under ERISA.

WITHHOLDING AND OTHER TAX CONSEQUENCES

Interpublic has full authority to deduct from amounts paid under the Plan any taxes that it determines are required to be withheld by any government or government agency. You (or your beneficiaries) are responsible for satisfying any remaining tax obligations, to the extent that amounts withheld (if any) are insufficient.

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MAILING ADDRESS

After you terminate employment with Interpublic and its subsidiaries, you will receive periodic correspondence related to your benefit under the Plan. It is your responsibility to notify Interpublic's Human Resources Department of any changes in your mailing address or in the mailing address of any of your beneficiaries (or contingent beneficiaries). Failure to update your address could delay delivery of your benefit.

OVERPAYMENTS

If an overpayment of benefits is made under the Plan, the amount of the overpayment may be set off against future payments under the Plan until the overpayment has been recovered. If no future payments are scheduled, you will be required to return the overpaid amount, and Interpublic may pursue any legal avenue to effectuate recovery.

INCAPACITY AND MINOR STATUS

If any individual entitled to a payment from the Plan is a minor, or is physically or mentally unable to care for his or her affairs, and another person or institution is maintaining custody over the individual entitled to receive the payment, payments from the Plan may be made, for the benefit of the individual entitled to payment, to the custodial person or institution, as applicable. If a court has appointed a guardian or representative of the individual entitled to payment, payment will be made to the guardian or representative. This payment will discharge the Plan's liability, as if the payment were made to the individual entitled to payment.

CONTINUED EMPLOYMENT

Nothing in the Plan confers on you the right to continue in the employment or service of Interpublic or its subsidiaries, or to receive annual compensation in any particular amount. Conversely, nothing in the Plan confers on Interpublic the right to require you to remain in its employ.

LIABILITY LIMITED

Except as and to the extent otherwise provided by applicable law, no liability will attach to or be incurred by the shareholders, directors, officers, or employees of Interpublic and its subsidiaries under or by reason of any of the terms and conditions contained in the Plan.

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TITLES AND HEADINGS NOT TO CONTROL

The titles and headings of sections of the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than the titles or headings, will control.

SEVERABILITY

If any provision of the Plan is held illegal or invalid for any reason, other provisions will be unaffected. The Plan will be construed as if any illegal or invalid provision was never inserted.

VARIATIONS IN PLAN TERMS

Your individual Participation Agreement may contain provisions that conflict with or are otherwise inconsistent with the terms set forth in this plan document. In such cases, the terms of your Participation Agreement will control.

COMPLETE STATEMENT OF THE PLAN

This pamphlet and your Participation Agreement are a complete statement of your rights under the Plan. Any question regarding your rights under the Plan must be resolved by applying the terms of the Plan document and your Participation Agreement. External evidence of intent or meaning will not be relevant.

CLAIMS AND APPEALS

The Plan has specific procedures for making a claim for additional benefits. This claim and appeal process must be exhausted before you can file a lawsuit in court. The claim and appeal process has two levels: the initial claim and review on appeal. They operate as follows:

INITIAL CLAIMS

1.	Any benefit claim must be in writing and should be mailed to the MHRC, at the following address:

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IPG Management Human Resources Committee 1271 Avenue of the Americas, 44th Floor New York, NY 10020 Attn: Executive Vice President, Chief Human Resources Officer

2.

The MHRC will generally review and decide each claim within 90 days after your claim was received. (If additional time is needed, the MHRC will notify you, and the determination period may be extended an additional 90 days.)

If additional information is needed, the determination period will be tolled from the date the request for additional information is sent until the date you respond.

3.	If your claim is wholly or partially denied, the MHRC will render a written decision. The decision will include:

	*	the specific reason or reasons for denial of your claim;

	*	references to the specific Plan provisions upon which the denial is based;

	*	a description of any additional material or information necessary to perfect your claim, and an explanation of why such material or information is necessary;

	*	an explanation of the appeal procedures and the applicable time limits; and

	*	a statement of your right to bring a civil action under section 502(a) of ERISA, if your claim is denied upon review.

4.	If your claim is not resolved within 90 days after it is received by the MHRC (or 180 days in case of an extension), you may consider it denied.

APPEALS

1.

Within 60 days after you receive a written notice of denial of your claim (or after your claim is deemed to be denied), you may file a written request with the MHRC, at the address shown on page 14, for a full and fair review of its initial decision (an "appeal").

2.	In connection with a request for review, you may:

	*	submit written comments, documents, records and other information relating to your claim; and

*

receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant --- as determined by the MHRC, in its sole discretion --- to your claim.

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3.

The review on appeal will take into account all comments, documents, records and other information that you submit, without regard to whether the information was considered in the initial benefit determination. The MHRC will generally decide your appeal within 60 days after your request for review is received. (If additional time is needed, the MHRC will notify you, and the review period may be extended an additional 60 days.)

If additional information is needed, the review period will be tolled from the date the request for additional information is sent until the date you respond.

4.	If your appeal is wholly or partially denied, the MHRC will render a written decision. The decision will include:

* the specific reason or reasons for the decision;

* references to the specific Plan provisions upon which the decision is based;

*

an explanation of your right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information relevant ---as determined by the MHRC, in its sole discretion --- to your claim for benefits; and

* a statement of your right to bring a civil action under section 502(a) of ERISA.

5.	If your appeal is not resolved within 60 days after it is received by the MHRC (or 120 days in case of an extension), you may consider it denied.

OTHER RULES AND RIGHTS REGARDING CLAIMS AND APPEALS

*

You may authorize a representative to pursue any claim or appeal on your behalf. The MHRC may establish reasonable procedures for verifying that any representative has in fact been authorized to act on your behalf.

*

Any interpretations related to facts or provisions of the Plan will be made by the MHRC, in its complete and exclusive discretion, and will be binding and conclusive. The MHRC will develop administrative processes and safeguards as it deems necessary to ensure that all decisions are made in accordance with the Plan's governing documents, and that the relevant provisions are applied consistently.

*	The Plan will be interpreted and enforced pursuant to the provisions of ERISA. To the extent that state-law issues arise, New York law (exclusive of choice of law provisions) will govern.

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Exhibit 10(iii)(A)(2)

[Insert Interpublic Logo]

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THE INTERPUBLIC CAPITAL ACCUMULATION PLAN

=====================================================================

Effective August 1, 2003

Table of Contents

INTRODUCTION AND PLAN HIGHLIGHTS......................................................................	1
ELIGIBILITY.............................................................................................................................	2
YOUR BENEFIT........................................................................................................................	2
Benefit Increases........................................................................................................................	3
VESTING.....................................................................................................................................	3
General Rule...............................................................................................................................	3
Forfeiture....................................................................................................................................	3
Payments from the Plan..............................................................................................	3
Timing of Distributions..............................................................................................................	3
Form of Payment........................................................................................................................	3
Commencing Distribution and Making an Election...................................................................	4
Disability...............................................................................................................................	5
Death Benefits....................................................................................................................	5
Designating Your Beneficiary....................................................................................................	5
Miscellaneous Matters...............................................................................................	6
Plan Administration...................................................................................................................	6
Participation Agreement, Amendment, and Termination..........................................................	6
Coordination with Other Benefits..............................................................................................	7
Nature of Your Account Balance and Plan Assets.....................................................................	7
Assignment and Alienation........................................................................................................	7
Withholding and Other Tax Consequences................................................................................	7
Mailing Address.........................................................................................................................	7
Overpayments............................................................................................................................	8
Incapacity and Minor Status.......................................................................................................	8
Continued Employment.............................................................................................................	8
Liability Limited........................................................................................................................	8
Titles and Headings Not to Control...........................................................................................	8
Severability................................................................................................................................	8
Variations in Plan Terms............................................................................................................	9
Complete Statement of the Plan.................................................................................................	9
Claims and Appeals..........................................................................................................	9
Initial Claims..............................................................................................................................	9
Appeals.......................................................................................................................................	10
Other Rules and Rights Regarding Claims and Appeals...........................................................	11

Introduction and Plan Highlights

This pamphlet sets forth the basic terms of The Interpublic Capital Accumulation Plan (the "Plan"), effective August 1, 2003. The Plan is sponsored by The Interpublic Group of Companies, Inc. ("Interpublic"). Your rights and responsibilities under the Plan are also governed by your "Participation Agreement" with Interpublic, into which this pamphlet is incorporated by reference.

The Plan is unfunded and is designed primarily to provide deferred compensation for a select group of senior management employees of Interpublic and its subsidiaries. The Plan is excepted from most of the requirements of the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

The benefits provided under the Plan are offered to secure your goodwill, loyalty, and achievement, as well as to attract and retain other executives of outstanding competence. The Plan does not, however, confer the right to continue in the employ of Interpublic or its subsidiaries, or to receive annual compensation of any particular amount.

Key features of the Plan include the following:

*	Eligibility to participate in the Plan must be approved by Interpublic's Management Human Resources Committee (the "MHRC"). (See "Eligibility," beginning on page 2.)

*

Your benefit under the Plan is expressed as an account balance. Each year, your account will earn a dollar credit, the amount of which is set forth in your Participation Agreement. This annual dollar credit will be posted on December 31. In addition, your account will be credited with interest each year, at a rate set by Interpublic's Management Human Resources Committee (the "MHRC"). (See "Your Benefit," beginning on page 2.)

*	Your account balance under the Plan is forfeitable until it becomes vested. Your account vests after three years of participation in the Plan. (See "Vesting," beginning on page 3.)

*

You can begin receiving a distribution of your vested account balance after your employment has terminated and the non-competition and non-solicitation agreements described in your Participation Agreement have expired. (See "Timing of Distributions," beginning on page 3.)

*

You can receive your vested account balance in a lump sum. Or, if your employment terminates after age 55, and have participated in the Plan for at least 5 years, you can receive your vested account balance in monthly installments over 10 or 15 years. (See "Form of Payment," beginning on page 3.)

*

The Plan is not funded, and your benefits under the Plan are not protected by a trust. Interpublic's promise to pay your benefit under the Plan is an unsecured debt of Interpublic. (See "Nature of Your Account Balance and Plan Assets," beginning on page 7.)

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* Your benefits under the Plan are in addition to, and independent of, any benefits to which you may be entitled under other benefit plans sponsored by Interpublic.

Eligibility

The Plan is designed to benefit key executives of Interpublic and its subsidiaries. You are eligible to participate in the Plan only if your participation is approved by the MHRC.

If you are eligible to participate in the Plan, you can become a participant by signing a Participation Agreement. If you return your signed Participation Agreement within 30 days after the effective date stated in your Participation Agreement, your participation in the Plan will be effective on that effective date. If you do not return your signed Participation Agreement within 30 days after the effective date stated in your Participation Agreement, your participation in the Plan will become effective on the first day of the month beginning after the date on which you return your signed Participation Agreement. Your participation in the Plan will end when your employment with Interpublic and its subsidiaries terminates or you otherwise become ineligible to participate.

Your Benefit

Your benefit under the Plan is expressed as an account balance. On December 31 of each year, your account will accrue the annual dollar credit set forth in your Participation Agreement. In order to accrue a dollar credit, you must be a participant in the Plan on the date when the credit is posted.

Your account will also be credited with interest on December 31 of each year, at a rate set annually by the MHRC. (Interest is earned on your account balance, exclusive of any dollar credit first posted on the date interest is credited.) Interest will continue to be credited annually even after you stop working, until your vested account balance is paid in full.

EXAMPLE. Suppose you sign a Participation Agreement specifying an annual dollar credit of $25,000, effective July 1, 2004. Suppose the annual interest rate is 4.75%.

*   On December 31, 2004, your account would be credited with $25,000. Your account balance as of January 1, 2005 would be $25,000.

*   On December 31, 2005, your account would be credited with $1,187.50 (4.75% of $25,000) in interest and a dollar credit of $25,000. Your account balance as of January 1, 2006 would be $51,187.50 ($25,000 + $1,187.50 + $25,000).

*   Your account will continue to be credited with annual dollar credits and interest on December 31 of each year until you terminate employment. After you terminate employment, your account will be credited with interest each year on December 31 until your vested account balance is paid in full.

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Benefit Increases

The amount of your annual dollar credit under the Plan may be increased from time to time. Any increase in the amount of your annual dollar credit will be set forth in an amendment to your Participation Agreement.

Vesting

General Rule

Your account balance will become fully vested after you have participated in the Plan for three years. Participation in any predecessor plan, including an Executive Special Benefit Agreement (an "ESBA"), will not count toward the three years of participation required for vesting.

Forfeiture

If your employment with Interpublic and its subsidiaries is terminated for any reason before your account balance is vested, your unvested balance will be forfeited immediately. An unvested account balance accrued prior to your termination will not be reinstated, even if you are later rehired. Your years of participation prior to termination also will not be reinstated upon rehire. In addition, the interest portion of your vested account balance is subject to forfeiture if you breach the non-competition agreement or non-solicitation agreement described below.

Payments from the Plan

Timing of Distributions

You can receive a distribution of your vested account balance after your employment with Interpublic and its subsidiaries is terminated, and your non-competition and non-solicitation agreements (as described in your Participation Agreement) have expired. Breach of your non-competition agreement or non-solicitation agreement will result in the forfeiture of all of the interest credited to your account.

Form of Payment

The standard form of payment under the Plan is a lump sum. However, if your employment terminates after age 55, and you have completed at least five years of participation in the Plan (including up to three years in an ESBA), you can elect to receive your vested benefit in monthly installments, over 10 or 15 years.

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If you elect to receive your benefit in installments, the amount to be paid each year will be determined by dividing your vested account balance (determined as of the date when payments begin and, in succeeding years, as of the anniversary of that date) by the remaining number of years for which installments will be paid. Your monthly installment will be 1/12 of the amount to be paid for the particular year.

As installments are being paid, the unpaid portion of your vested account will continue to earn interest on December 31 of each year, at a rate set annually by the MHRC. Please note, however, that if you elect to receive your vested account balance in installments, the unpaid portion will remain unfunded, as described under "Nature of Your Account Balance and Plan Assets," beginning on page 7.

EXAMPLE. Suppose your vested account balance is $500,000, and you elect to receive your distribution in installments over 10 years. Suppose the annual interest rate is 5%.

*   In year one, you would receive $50,000, in monthly payments of $4,166.67 each.

          Annual Amount         =        $500,000/10   =        $50,000
          Monthly Amount       =        $50,000/12     =        $4,166.67

At the end of year one, your account remaining account balance would be $450,000. Your account would be credited with $22,500 in interest.

                    $500,000 - $50,000                                   =       $450,000
                    5% of $450,000                                        =       $22,500
                    New Balance  =      $450,000 + $22,500     =        $472,500

*   In year two, when 9 years of payments remain, you would receive $52,500, in monthly payments of $4,375.00 each.

          Annual Amount         =        $472,500/9     =          $52,500
          Monthly Amount       =         $52,500/12    =          $4,375.00

*   Payments would continue, and interest would continue to accrue, according to the process described above, until your vested account balance is paid in full. (Your final installment payment would include interest accrued during the last year.)

Commencing Distribution and Making an Election

You may elect when you would like to begin receiving your vested account balance at any time, as long as your completed election form is delivered to Interpublic's Human Resources Department at least 12 months before distribution of your vested account balance is scheduled to begin. You may request benefit application forms from Interpublic's Human Resources Department.

Your benefit application will include an option to change your election regarding the form in which your benefit is paid. (Your Participation Agreement also includes a payment form election.) Any election (or change to an election) made less than 12 months before payments are scheduled to begin will be invalid.

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If you do not make a valid election regarding your benefit commencement date or your form of payment, you will receive a lump sum, equal to your vested account balance, payable on the first day of the month coincident with or next following the date as of which you have terminated employment with Interpublic and its subsidiaries and your non-competition and non-solicitation agreements have expired.

Disability

If you become unable to continue working in your current position due to disability (as determined under the IPG Long Term Disability Plan), you will continue to participate in the Plan (earning dollar credits and interest like any other participant) until termination of your employment with Interpublic and its subsidiaries. The rules described under "Timing of Distributions" (beginning on page 3) will apply.

Death Benefits

If you die before your vested account balance is paid in full, a beneficiary (or beneficiaries) selected by you will be entitled to receive your remaining vested account balance. Unless you elected to receive your benefit in installments, your beneficiary (or beneficiaries) will receive the remaining vested balance in a lump sum. If you elected to receive your vested account balance in installments, your beneficiary (or beneficiaries) will continue receiving installment payments until the full vested balance is paid.

Please note that if the death benefit is paid in installments, it will remain unfunded, as described under "Nature of Your Account Balance and Plan Assets," beginning on page 7.

Designating Your Beneficiary

You may designate one or more primary beneficiaries to receive your vested account balance after your death. You may also designate one or more contingent beneficiaries, who would receive any remaining vested balance if your primary beneficiaries die before payments are completed. You may change your beneficiaries at any time before your death by filing a new beneficiary designation form with Interpublic's Human Resources Department.

If you are married on the date of your death, your beneficiary will be your spouse, unless you specify a different beneficiary. You may not designate a beneficiary other than your spouse, however, without your spouse's written consent.

In the absence of an effective beneficiary designation (or if none of your primary or contingent beneficiaries are living), your vested account balance (if any) will be distributed, in the form described under "Death Benefits" above, to the first of the following to survive you ---

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* your spouse;

* your children (to be divided equally);

* your parents;

* your brothers and sisters (to be divided equally); or

* the executors or administrators of your will.

The form for making your initial beneficiary designation is attached to your Participation Agreement. You may obtain new beneficiary designation forms from Interpublic's Human Resources Department.

Miscellaneous Matters

Plan Administration

The Plan's administrator is the MHRC. The Plan's administrator has complete and exclusive discretionary authority and responsibility to administer and interpret the Plan's governing documents (including the authority to resolve ambiguities and inconsistencies in the Plan's language, and to correct any inadvertent omissions). All decisions of the Plan's administrator are final and controlling for purposes of the Plan.

The MHRC has authority to delegate any of its duties and responsibilities under the Plan as it deems appropriate. In addition, the MHRC may employ one or more persons to render advice with regard to any of its administration responsibilities.

Participation Agreement, Amendment, and Termination

Your Participation Agreement sets forth specific terms relating to your benefit under CAP. Your Participation Agreement, including any amendment thereto, is valid only if it is executed on behalf of Interpublic, by Interpublic's Executive Vice President, Chief Human Resources Officer.

Although Interpublic intends to operate the Plan indefinitely, Interpublic reserves the right to amend or terminate the Plan at any time, and from time to time, either retroactively or prospectively, without your consent. However, unless necessitated by a change in applicable law, no amendment or termination will reduce your vested account balance as of the date of the amendment or termination.

Any amendment or termination of the Plan may be adopted by resolution of the Compensation Committee. In addition, the MHRC may make any amendment required to comply with federal or state law, or that is desirable to improve the administration of the Plan, if the amendment does not materially affect the substance of the Plan or the level of benefits provided.

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Coordination with Other Benefits

Your benefit under the Plan is designed to be in addition to benefits you earn under other benefit plans sponsored by Interpublic. Except as provided in another plan, your right to a benefit under the Plan will not affect any benefit accrued under the other plan.

Nature of Your Account Balance and Plan Assets

Your account balance is paid from Interpublic's general assets. Although the MHRC tracks the growth of your account balance carefully, corresponding funds are not required to be set aside to pay your benefit. The Plan is an unfunded plan and does not have assets that are protected by a trust.

Your vested account balance is protected solely by Interpublic's credit-worthiness, and not by any secured interest in Interpublic's assets or a trust fund. Benefits under the Plan are not insured by the Pension Benefit Guaranty Corporation.

Assignment and Alienation

In general, your rights to a benefit under the Plan (and the corresponding rights of your beneficiaries) may not be assigned, transferred, alienated, encumbered, or otherwise subject to lien. However, the Plan will comply with domestic relations orders that are determined to be "qualified domestic relations orders" under ERISA.

Withholding and Other Tax Consequences

Interpublic has full authority to deduct from amounts paid under the Plan any taxes that it determines are required to be withheld by any government or government agency. You (or your beneficiaries) are responsible for satisfying any remaining tax obligations, to the extent that amounts withheld (if any) are insufficient.

Mailing Address

After you terminate employment with Interpublic and its subsidiaries, you will receive periodic correspondence related to your benefit under the Plan. It is your responsibility to notify Interpublic's Human Resources Department of any changes in your mailing address or in the mailing address of any of your beneficiaries (or contingent beneficiaries). Failure to update your address could delay distribution of your vested account balance.

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Overpayments

If an overpayment of benefits is made under the Plan, the amount of the overpayment may be set off against future payments under the Plan until the overpayment has been recovered. If no future payments are scheduled, you will be required to return the overpaid amount, and Interpublic may pursue any legal avenue to effectuate recovery.

Incapacity and Minor Status

If any individual entitled to a payment from the Plan is a minor, or is physically or mentally unable to care for his or her affairs, and another person or institution is maintaining custody over the individual entitled to receive the payment, payments from the Plan may be made, for the benefit of the individual entitled to payment, to the custodial person or institution, as applicable. If a court has appointed a guardian or representative of the individual entitled to payment, payment will be made to the guardian or representative. This payment will discharge the Plan's liability, as if the payment were made to the individual entitled to payment.

Continued Employment

Nothing in the Plan confers on you the right to continue in the employment or service of Interpublic or its subsidiaries, or to receive annual compensation in any particular amount. Conversely, nothing in the Plan confers on Interpublic the right to require you to remain in its employ.

Liability Limited

Except as and to the extent otherwise provided by applicable law, no liability will attach to or be incurred by the shareholders, directors, officers, or employees of Interpublic and its subsidiaries under or by reason of any of the terms and conditions contained in the Plan.

Titles and Headings Not to Control

The titles and headings of sections of the Plan are for convenience of reference only. In the event of any conflict, the text of the Plan, rather than the titles or headings, will control.

Severability

If any provision of the Plan is held illegal or invalid for any reason, other provisions will be unaffected. The Plan will be construed as if any illegal or invalid provision was never inserted.

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Variations in Plan Terms

Your individual Participation Agreement may contain provisions that conflict with or are otherwise inconsistent with the terms set forth in this plan document. In such cases, the terms of your Participation Agreement will control.

Complete Statement of the Plan

This pamphlet and your Participation Agreement are a complete statement of your rights under the Plan. Any question regarding your rights under the Plan must be resolved by applying the terms of the Plan document and your Participation Agreement. External evidence of intent or meaning will not be relevant.

Claims and Appeals

The Plan has specific procedures for making a claim for additional benefits. This claim and appeal process must be exhausted before you can file a lawsuit in court. The claim and appeal process has two levels: the initial claim and review on appeal. They operate as follows:

Initial Claims

1.	Any benefit claim must be in writing and should be mailed to the MHRC, at the following address:

IPG Management Human Resources Committee 1271 Avenue of the Americas, 44th Floor New York, NY 10020 Attn: Executive Vice President, Chief Human Resources Officer

2.

The MHRC will generally review and decide each claim within 90 days after your claim was received. (If additional time is needed, the MHRC will notify you, and the determination period may be extended an additional 90 days.)

If additional information is needed, the determination period will be tolled from the date the request for additional information is sent until the date you respond.

3.	If your claim is wholly or partially denied, the MHRC will render a written decision. The decision will include:

* the specific reason or reasons for denial of your claim;

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* references to the specific Plan provisions upon which the denial is based;

* a description of any additional material or information necessary to perfect your claim, and an explanation of why such material or information is necessary;

* an explanation of the appeal procedures and the applicable time limits; and

* a statement of your right to bring a civil action under section 502(a) of ERISA, if your claim is denied upon review.

4.	If your claim is not resolved within 90 days after it is received by the MHRC (or 180 days in case of an extension), you may consider it denied.

Appeals

1.

Within 60 days after you receive a written notice of denial of your claim (or after your claim is deemed to be denied), you may file a written request with the MHRC, at the address shown on page 9, for a full and fair review of its initial decision (an "appeal").

2.	In connection with a request for review, you may:

submit written comments, documents, records and other information relating to your claim; and

receive, upon request and free of charge, reasonable access to, and copies of, all documents, records and other information relevant --- as determined by the MHRC, in its sole discretion --- to your claim.

3.

The review on appeal will take into account all comments, documents, records and other information that you submit, without regard to whether the information was considered in the initial benefit determination. The MHRC will generally decide your appeal within 60 days after your request for review is received. (If additional time is needed, the MHRC will notify you, and the review period may be extended an additional 60 days.)

If additional information is needed, the review period will be tolled from the date the request for additional information is sent until the date you respond.

4.	If your appeal is wholly or partially denied, the MHRC will render a written decision. The decision will include:

* the specific reason or reasons for the decision;

* references to the specific Plan provisions upon which the decision is based;

* an explanation of your right to receive, upon request and free of charge, reasonable access to, and copies of, all documents, records, and other information

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relevant --- as determined by the MHRC, in its sole discretion --- to your claim for benefits; and

* a statement of your right to bring a civil action under section 502(a) of ERISA.

5.	If your appeal is not resolved within 60 days after it is received by the MHRC (or 120 days in case of an extension), you may consider it denied.

Other Rules and Rights Regarding Claims and Appeals

*

You may authorize a representative to pursue any claim or appeal on your behalf. The MHRC may establish reasonable procedures for verifying that any representative has in fact been authorized to act on your behalf.

*

Any interpretations related to facts or provisions of the Plan will be made by the MHRC, in its complete and exclusive discretion, and will be binding and conclusive. The MHRC will develop administrative processes and safeguards as it deems necessary to ensure that all decisions are made in accordance with the Plan's governing documents, and that the relevant provisions are applied consistently.

*	The Plan will be interpreted and enforced pursuant to the provisions of ERISA. To the extent that state-law issues arise, New York law (exclusive of choice of law provisions) will govern.

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Exhibit 10(iii)(A)(3)

THE INTERPUBLIC OUTSIDE DIRECTORS' STOCK INCENTIVE PLAN

ARTICLE I
INTRODUCTION

              1.1          Name of Plan.  The name of the Plan is the "Interpublic Outside Directors' Stock Incentive Plan."

              1.2         Purpose of Plan.  The Plan is being established to attract, retain and compensate for service highly qualified individuals to serve as members of the Board of Directors of the Corporation, but not current employees of the Corporation or any of its Subsidiaries, and to enable them to increase their ownership in the Corporation's Common Stock. The Plan will be beneficial to the Corporation and its stockholders since it will allow these directors to have a greater personal financial stake in the Corporation through the ownership of the Corporation's Common Stock, in addition to strengthening their common interest with stockholders in increasing the value of the Corporation's Common Stock longer term.

              1.3         Effective Date.  The effective date of the Plan is June 1, 1994, or such later date as stockholder approval is obtained.

ARTICLE II
DEFINITIONS

              When used in capitalized form in the Plan, the following terms shall have the following meanings, unless the context clearly indicates otherwise:

              Act.  "Act" means the Securities Exchange Act of 1934, as currently in effect or hereafter amended.

              Committee.  "Committee" means the directors of the Corporation who are not Outside Directors.

              Common Stock.  "Common Stock" means shares of the Corporation's $.10 par value common stock.

              Corporation.  "Corporation" means The Interpublic Group of Companies, Inc.

              Fair Market Value.  "Fair Market Value" means the mean of the high and low prices at which the Common Stock of the Corporation is traded on the date in question, as reported on the composite tape for New York Stock Exchange issues.

              Option.  "Option" means a right to purchase Common Stock under the Plan.

              Option Period.  "Option Period" means the period beginning on the third anniversary of the date of grant of an Option and ending on the tenth anniversary of the date of grant.

              Outside Directors.  "Outside Directors" means members of the Board of Directors of the Corporation who are not employees of the Corporation or any of its Subsidiaries.

              Plan.  "Plan" means the Interpublic Outside Directors' Stock Incentive Plan, as amended from time to time.

              Restricted Shares.  "Restricted Shares" means shares of Common Stock granted pursuant to Article IX hereof and subject to the restrictions and other terms and conditions set forth in the Plan.

              Restriction Period.  "Restriction Period" with respect to any Restricted Shares means the period beginning on the date on which such Restricted Shares are granted and ending on the third anniversary of the date of grant.

              Subsidiary.  "Subsidiary" means a subsidiary of the Corporation that meets the definition of a "subsidiary corporation" in Section 424(f) of the Internal Revenue Code of 1986, as amended.

              Unrestricted Shares.  "Unrestricted Shares" means shares of Common Stock granted pursuant to Article VIII hereof and subject to the terms and conditions set forth in the Plan.

ARTICLE III
ELIGIBILITY

              3.1.        Condition.  An individual who is an Outside Director on or after June 1, 1994 shall be eligible to participate in the Plan.

ARTICLE IV
SHARES AVAILABLE

              4.1.        Number of Shares Available.  An aggregate of Two Hundred Thousand (200,000) shares of Common Stock are reserved for issuance under the Plan pursuant to awards of Options, Unrestricted Shares and Restricted Shares. Such shares of Common Stock may be authorized but unissued shares, treasury shares, or shares purchased on the open market.

              4.2.        Adjustments.  The number of shares of Common Stock of the Corporation reserved for awards of Options, Unrestricted Shares and Restricted Shares under the Plan, the number of shares comprising awards of Restricted Shares, and the exercise price and the number of shares issuable under any outstanding Options, shall be subject to proportionate adjustment by the Committee to the extent required to prevent dilution or enlargement of the rights of the grantee in the event of any stock split, stock dividend, recapitalization, merger, consolidation, reorganization, combination, or exchange of shares or other similar event. All determinations made by the Committee with respect to adjustment under this Section 4.2 shall be conclusive and binding for all purposes of the Plan.

              4.3.        Effect of Stock Splits, etc. on Restricted Shares.  Any shares of Common Stock of the Corporation received by a grantee as a stock dividend on Restricted Shares, or as a result of stock splits, combinations, exchanges of shares, reorganizations, mergers, consolidations, or other events affecting Restricted Shares, shall have the same status, be subject to the same restrictions, and bear the same legend as the shares with respect to which they were issued.

ARTICLE V
GRANTS OF OPTIONS

              5.1.        Options.  The only types of options which may be granted under the Plan are non-qualified stock options.

              5.2.        Grants.  From time to time at its discretion, the Corporation may grant to each Outside Director an Option covering that number of shares of Common Stock determined by the Corporation to be appropriate at the time of the grant. If such grants are made and if on the scheduled grant date, the General Counsel of the Corporation determines, in his or her sole discretion, that the Corporation is in possession of material, undisclosed information about the Corporation, then such grant of Options to Outside Directors shall be suspended until the second day after public dissemination of such information. If Common Stock of the Corporation is not traded on the New York Stock Exchange on any date a grant would otherwise be made, then the grant shall be as of the next day thereafter on which Common Stock of the Corporation is so traded.

              5.3.        Option Price.  The exercise price per share of the Option shall be the Fair Market Value of the Common Stock on the date of the grant.

ARTICLE VI
OPTION PERIOD

              6.1.         Duration.  An Option granted under the Plan shall become exercisable three years after the date of grant and shall expire ten years after the date of grant, unless it is sooner terminated pursuant to Section 10.1 of the Plan.

ARTICLE VII
PAYMENT UPON EXERCISE OF OPTIONS

              7.1.        Exercise Price.  The exercise price of an Option shall be paid in cash in U.S. Dollars on the date of exercise.

Article VIII
UNRESTRICTED SHARES

              8.1.        Grants for 2004 and Thereafter.  Each year, on or about January 15 commencing with the year 2004, the Corporation shall grant Eight Hundred (800) shares of Common Stock to each person who is serving as an Outside Director as of such date. Such shares shall not be subject to forfeiture and shall be free of any and all restrictions on transfer.

              8.2.        Grants for 2003.  On or about August 1, 2003, the Corporation shall grant Eight Hundred (800) shares of Common Stock to each person who is serving as an Outside Director as of such date. Such shares shall not be subject to forfeiture and shall be free of any and all restrictions on transfer.

              8.3.        Tax Assistance Payments.  The Committee may, in its discretion, direct the Corporation to make cash payments to assist the grantee in satisfying his federal income tax liability with respect to the Unrestricted Shares. Such payments may be made only to those grantees whose performance the Committee determines to have been fully satisfactory on the date of grant of the Unrestricted Shares.

ARTICLE IX
RESTRICTED SHARES

              9.1.        Grants for 2004 and Thereafter.  Each year on or about January 15 commencing with the year 2004, the Corporation shall grant One Thousand Six Hundred (1,600) Restricted Shares to each person who is serving as an Outside Director as of such date.

              9.2.        Grants in 2003.  On or about August 1,2003, the Corporation shall grant One Thousand Six Hundred (1,600) Restricted Shares to each person who is serving as an Outside Director as of such date.

              9.3.        Additional Restrictions.  Each Restricted Share granted under the Plan shall be subject to the following terms and conditions:

                            A.          Rights with Respect to Shares.

                                           A grantee to whom Restricted Shares have been granted under the Plan shall have absolute ownership of such shares, including the right to vote the same and to receive dividends thereon, subject, however, to the terms, conditions, and restrictions described in the Plan. The grantee's absolute ownership shall become effective only after he or she has received a certificate or certificates for the number of shares of Common Stock awarded, or after he or she has received notification that such certificate or certificates are being held in custody for him or her.

                            B.           Restrictions.

                                          Until the expiration of the Restriction Period therefor, Restricted Shares shall be subject to the following conditions:

                                          (i)  Restricted Shares shall not be sold, assigned, transferred, pledged, hypothecated, or otherwise disposed of; and

                                          (ii)  if the grantee ceases to serve as an Outside Director for any reason, then, except as otherwise provided in Section 10.2 of the Plan, any Restricted Shares for which the Restriction Period has not lapsed that had been delivered to, or held in custody for, the grantee shall be returned to the Corporation forthwith, and all the rights of the grantee with respect to such shares shall immediately terminate without any payment of consideration by the Corporation.

                            C.          Lapse of Restrictions.

                                          Except as otherwise set forth in Section 10.2 of the Plan, the restrictions set forth in Paragraph B of this Section 9.3 for Restricted Shares shall lapse at the end of the Restriction Period with respect to such shares.

                            D.          Tax Assistance Payments.

                            When the restrictions set forth in Paragraph B hereof lapse, the Committee may, in its discretion, direct the Corporation to make cash payments to assist the grantee in satisfying his federal income tax liability with respect to the Restricted Shares. Such payments may be made only to those grantees whose performance the Committee determines to have been fully satisfactory between the date on which the Restricted Shares were granted and the date on which such restrictions lapse. The Committee may, in its discretion, estimate the amount of the federal income tax in accordance with methods or criteria uniformly applied to grantees similarly situated, without regard to the individual circumstances of a particular grantee.

                            E.          Restrictive Legends; Certificates May be Held in Custody.

                                           Certificates evidencing Restricted Shares shall bear an appropriate legend referring to the terms, conditions, and restrictions described in the Plan. Any attempt to dispose of such Restricted Shares in contravention of the terms, conditions, and restrictions described in the Plan shall be ineffective. The Committee may enact rules that provide that the certificates evidencing such shares may be held in custody by a bank or other institution, or that the Corporation may itself hold such shares in custody, until the restrictions thereon shall have lapsed.

ARTICLE X
CESSATION OF SERVICE, RETIREMENT, DEATH

              10.1.        Options.

                      (A)   Options Granted Prior to June 1, 1996.

                               (i)         With respect to each grantee who was first elected or appointed as an Outside Director on or after January 1, 1995, and who ceases to be an Outside Director for any reason other than death, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for ninety days following the date of cessation of service, but in no event after the expiration of the Option Period.

                               (ii)        With respect to each grantee who was first elected or appointed as an Outside Director prior to January 1, 1995:  (A) if such grantee ceases to serve as an Outside Director (other than because of his or her death) and, as of the date of such cessation of service is eligible for a benefit under the Interpublic Outside Directors' Pension Plan, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for sixty months following the date of retirement from the Board, but in no event after the expiration of the Option Period, and (B) if such grantee ceases to serve as an Outside Director (other than because of his or her death) and, as of the date of such cessation of service is not eligible for a benefit under the Interpublic Outside Directors' Pension Plan, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee for ninety days following cessation of service, but in no event after the expiration of the Option Period.

                               (iii)        Upon the death of a grantee while serving as an Outside Director, Options which have been granted prior to June 1, 1996 and which are exercisable on the date of death shall be exercisable thirty-six months from date of death, but in no event after expiration of the Option Period, by the grantee's legal representatives, heirs or beneficiaries.

                      (B)   Options Granted On or After June 1, 1996.

                      With respect to each grantee who receives a grant of Options on or after June 1, 1996, and who ceases to be an Outside Director for any reason (including without limitation death), such Options which have been granted on or after June 1, 1996 and which are exercisable on the date of cessation of service shall continue to be exercisable by the grantee or the grantee's legal representatives, heirs or beneficiaries for thirty-six months following the date of cessation of service, but in no event after the expiration of the Option Period.

              10.2.        Restricted Shares.  Upon a grantee's cessation of service as an Outside Director for any reason (including death), on or after the first anniversary of the date on which the Restricted Shares were granted, the Restriction Period shall lapse on the date of the grantee's cessation of service with respect to a fraction of the Restricted Shares awarded to such grantee. The numerator of the fraction shall be the number of months that have elapsed since the Restricted Shares were granted, and the denominator of the fraction shall be the number of months in the Restriction Period; provided that in the case of a fractional month, a period of fifteen days or more shall be treated as a full month, and a period of less than fifteen days shall be disregarded.

              10.3.        Forfeiture.

                      (A)   If an Option is not exercisable on the date on

which the grantee ceases to serve as an Outside Director, or if an Option is not exercised in full before it ceases to be exercisable in accordance with Article VI hereof and the preceding provisions of this Article X, the Option shall, to the extent not previously exercised, thereupon be forfeited.

                      (B)   If a grantee's interest in any Restricted Shares shall be terminated pursuant to Section 9.3B of the Plan, he or she shall forthwith deliver to the Secretary or any Assistant Secretary of the Corporation the certificates for such shares, accompanied by such instrument of transfer as may be required by the Secretary or any Assistant Secretary of the Corporation.

ARTICLE XI
ADMINISTRATION, AMENDMENT AND TERMINATION OF THE PLAN

              11.1.        Administration.  The Plan shall be administered by the Committee.

              11.2.        Amendment and Termination.  The Plan may be terminated or amended by the Committee as it deems advisable. No amendment may revoke or alter in a manner unfavorable to the grantees any Options, Unrestricted Shares or Restricted Shares then outstanding, nor may the Committee amend the Plan without stockholder approval where the absence of such approval would cause the Plan to fail to comply with any requirement of any applicable law or regulation.

              11.3.        Expiration of the Plan.  Options, Unrestricted Shares or Restricted Shares may not be granted under the Plan after June 7, 2004, but Options granted prior to that date shall continue to become exercisable and may be exercised according to the terms of the Plan.

ARTICLE XII
NONTRANSFERABILITY

              12.1.        Options Not Transferable.  No Options granted under the Plan are transferable other than by will or the laws of descent and distribution. During the grantee's lifetime, an Option may be exercised only by the grantee or the grantee's guardian or legal representative.

ARTICLE XIII
COMPLIANCE WITH SEC REGULATIONS

              13.1.        Rule 16b-3.  It is the Corporation's intent that the Plan comply in all respects with new Rule 16b-3 under the Act and that the Plan qualify as a formula plan meeting the conditions of paragraph (c)(2)(ii) of new Rule 16b-3. If any provision of the Plan is found not to be in compliance with the Rule, or the Plan is found not to qualify as such formula plan, any provision which is not in compliance or does not qualify shall be deemed to be null and void. All grants and exercises of Options, and grants of Unrestricted Shares and Restricted Shares, under the Plan shall be executed in accordance with the requirements of Section 16 of the Act and any regulations promulgated thereunder.

ARTICLE XIV
RIGHTS OF DIRECTORS

              14.1.        Rights to Awards.  Except as provided in the Plan, no Outside Director shall have any claim or right to be granted an award under the Plan. Neither the Plan nor any action thereunder shall be construed as giving any Outside Director any right to be retained in the services of the Corporation in any capacity.

                                                                                                                                   Restated and Amended
                                                                                                                                   Through August 1, 2003.

Exhibit 10(iii)(A)(4)

AGREEMENT AND RELEASE

                            AGREEMENT dated as of September __, 2003 between THE INTERPUBLIC GROUP OF COMPANIES, INC. ("Employer") and JAMES R. HEEKIN, III ("Executive").

                            WHEREAS, Executive has been employed by Employer or a subsidiary thereof; and

                            WHEREAS, Employer and Executive have mutually decided to terminate their relationship.

                            NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

                            1.        Executive has resigned from all positions which he holds at Employer or any subsidiary thereof effective February 28, 2003 and the parties agree that that certain Employment Agreement dated as of January 1, 1998 ("Employment Agreement") between Employer and Executive shall be deemed terminated effective February 28, 2003, except those provisions which by their terms survive termination, or as forth herein.

                            2.        Executive will continue to receive his current base salary for a period of twelve (12) months from the date of termination, i.e., through March 1, 2004 ("Severance Period"). All amounts payable to Executive pursuant to this Section 2 shall be subject to reduction for federal, state and local withholding taxes. Such amount represents the required severance payment under the Employment Agreement.

                            3.        It is understood that Executive is a party to certain Executive Special Benefit Agreements with Interpublic ("ESBA Agreements") which provide for future payments to Executive on the terms and conditions set forth in such ESBA Agreements. It is understood that (i) the ESBA Agreements may only be amended by a writing signed by both parties, and (ii) benefits under the ESBA Agreements are guaranteed to be paid to Executive under any and all circumstances, except in the event that Interpublic files for bankruptcy (in which event Executive shall be a general unsecured creditor with regard to benefits under the Agreement), Executive has misrepresented his age or state of health in connection with any life insurance policy used to fund the ESBA Agreements, or Executive has violated the restrictive covenants set forth in the ESBA Agreements. This confirms that Interpublic fully intends to abide by the terms and conditions of the ESBA Agreements in all respects. All such payments shall be in full satisfaction of any and all claims Executive may have against Employer for benefits or deferred compensation pay, however such claims may arise.

                            4.        Executive has been granted certain shares of Interpublic restricted stock and certain options to purchase shares of Interpublic common stock. Vesting of all stock and options shall be pro-rated through March 1, 2004. Attached to this Agreement as Exhibit 1 is a schedule setting forth Executive's stock and options and the dates on which they have or will vest. Options may be exercised through February 28, 2007.

                            5.        Executive will continue to receive miscellaneous (non-medical) benefits (e.g., auto allowances, club allowances, etc.) available to him, as a key management executive, under the Employment Agreement throughout the remainder of the Severance Period. Such amount shall be subject to ordinary withholding.

                            6.        Executive will be maintained on Employer's medical and dental plans in which he was participating prior to termination through March 1, 2004, or until he commences new employment with another employer offering similar benefits, whichever occurs first.

                            7.        With respect to Executive's participation in Employer's 2002-2004 Long-Term Performance Incentive Plan the parties agree as follows:

             (i)          Executive will be entitled to a pro-rata portion of his performance units. The performance units of the 2002-2004 Long Term Performance Incentive Plan to which Executive shall be entitled is reflected on Exhibit 2. The value of such units will be determined and payment of their value made at the conclusion of the Severance Period (i.e., the first quarter of 2004); and

(ii) Executive will be entitled to a portion of his stock options, pro-rated through March 1, 2004. Options may be exercised through February 28, 2007.

                            8.        Executive will be entitled to outplacement services, if requested by Executive, at Drake Beam Morin through March 1, 2004.

                            9.        In consideration for the payments referred to in this Agreement and for other good and valuable consideration receipt of which is hereby acknowledged, Executive hereby releases and forever discharges, for himself, his heirs, executors, administrators and assigns, Employer, its parent, subsidiaries and affiliates and their respective directors, officers and employees from all manner of actions, causes of actions, suits, and all claims and demands whatsoever, including, but not limited to, claims for age discrimination in violation of the Age Discrimination in Employment Act of 1967, as amended, Title VII of the Civil Rights Act, as amended and all other federal and state law claims for defamation, breach of contract, wrongful termination and any other claims arising because of Executive's employment, termination of his employment or otherwise which Executive ever had, now has or which his heirs, executors, administrators and assigns hereafter can, shall or may have against Employer, its subsidiaries and affiliates and their respective directors, officers and employees for, upon or by reason of any matter, cause or thing whatsoever from the beginning of the world to and including the date of this Agreement, except that this release shall not apply to any rights of Executive to receive the payments specified in this Agreement and the vested payments and benefits to which Executive is entitled under the terms and subject to the conditions of any employee benefit plan in which he was a participant during his employment. Notwithstanding any provision of this Agreement to the contrary, this release is not intended to interfere with Executive's right to file a charge with the Equal Employment Opportunity Commission (the "EEOC") in connection with any claim Executive believes he may have against the Corporation or its affiliates. However, by executing this Agreement, Executive hereby waives the right to recover in any proceeding he may bring before the EEOC or any state human rights commission or in any proceeding brought by the EEOC or any state human rights commission on Executive's behalf.

             (a)          Executive acknowledges that he understands that by signing this Agreement he voluntarily and knowingly waives and gives up any right or claim arising prior to his execution of this Agreement which he may have had under the Age Discrimination in Employment Act. Notwithstanding the foregoing, this release is not intended to interfere with Executive's right to challenge that his waiver of any and all potential claims under the Age Discrimination in Employment Act pursuant to this Agreement is a knowing and voluntary waiver, notwithstanding Executive's specific representation that he has entered into this Agreement knowingly and voluntarily.

(b) This Agreement is being delivered to Executive on July 16, 2003. Executive is hereby advised that he should consult with an attorney prior to his executing this Agreement.

(c) Executive is also advised that he has twenty-one (21) days from the date this Agreement is delivered to him within which to consider whether he will sign it.

             (d)          If Executive signs this Agreement, he acknowledges that he understands that he may revoke this Agreement within seven (7) days after he has signed it by notifying Employer in writing that he has revoked this Agreement. Such notice shall be addressed to; Brian J. Brooks, The Interpublic Group of Companies, Inc. 1271 Avenue of the Americas, New York, New York 10020,

(e) This Agreement shall not be effective or enforceable in accordance with its terms until the 7-day revocation period has expired.

                            10.        Executive acknowledges and agrees that all concepts, writings and proposals submitted to and accepted by Employer ("Intellectual Property") which relate to the business of Employer and which have been conceived or made by him during the period of his employment, either alone or with others are the sole and exclusive property of Employer or its clients. As of the date hereof, Executive hereby assigns in favor of Employer all the Intellectual Property covered by this paragraph. On or subsequent to the date hereof, Executive shall execute any and all other papers and lawful documents required or necessary to vest sole rights, title and interest in the Employer or its nominee of The Intellectual Property.

                            11.        The parties acknowledge and agree that the Employment Agreement and other agreements between Employer and Executive contain certain provisions which set forth non-solicit and other restrictions following termination of Executive's employment (collectively "the Non-Solicit Agreement"). It is agreed that for purposes of those provisions, the date of termination of Executive's employment was February 28, 2003. All terms and conditions of those provisions shall remain in full force and effect. The Executive shall be permitted to disclose the expiration period of the Non-Solicit Agreement. The Executive shall not be permitted to disclose, and shall treat as confidential, (i) the date on which the restriction period of the Non-Solicit Agreement commenced or (ii) whether the Executive is continuing to receive salary and benefits from the Employer, provided however that nothing set forth in this sentence shall restrict the Executive to disclose this information to obtain legal advice, accounting or financial advice or as may be necessary in connection with the Executive's efforts to obtain future employment. A breach of the confidentiality obligation set forth in the preceding sentence shall be deemed a material breach of this Agreement.

                            12.        Employer represents that the Executive is a covered individual under Directors and Officers liability insurance maintained by Employer and the Executive will be entitled to the benefits of such insurance, subject to applicable law, the by-laws of Employer and the terms of the applicable policy (including any rescission or other similar rights of the insurance company) to the same extent as other senior executive officers and directors of Employer. In the event such liability insurance policy rights are subsequently enhanced, and relate to the period of time prior to February 28, 2003, the Executive shall be entitled to the protection of such enhanced rights to the same extent as are other senior executive officers and directors of Employer generally.

             a)  Employer shall indemnify the Executive to the full extent permitted by Delaware law and Employer's by-laws or charter, and shall cause any subsidiary of Employer for which Executive served as an officer or director, including McCann-Erickson WorldGroup, Inc. (the "Law or By-Laws"), to indemnify the Executive to the full extent permitted by Delaware law and such subsidiary's by-laws or charter, against all costs, charges and expenses (including without limitation judgments, reasonable counsel fees, settlements or other monetary awards), whatsoever incurred or sustained by him or his legal representatives at the time such costs, charges and expenses are incurred or sustained in connection with any action, suit or proceeding to which he may be a party by reason of his being or having been a director, officer or employee of Employer or any such subsidiary at the request of Employer. In the event that a final adjudication (including any appeal) establishes with respect to any claim, issue or matter to which the Executive is a party that the Executive did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Employer, then the Executive shall repay to Employer any legal expense reimbursed pursuant to this Agreement in connection with that claim, issue or matter.

             b)  Without limiting any of the Executive's obligations under Delaware law or the by-laws of the Employer, the Executive shall reasonably cooperate with Employer in the investigation recently commenced by the Securities and Exchange Commission ("SEC") and the existing purported class action litigations involving the Employer. The Executive understands that he is responsible for obtaining his own legal counsel in connection with such investigations or litigations. Employer shall promptly reimburse Executive for reasonable legal fees incurred by the Executive in connection with the Executive's acting as a non-party witness in the investigation recently commenced by the SEC and such existing purported class action litigations and any other proceedings or investigation which may arise in which the Executive is a witness but not a party by reason of his being or having been a director, officer or employee of Employer, or any subsidiary of the Employer at the request of Employer. In the event that a final adjudication (including any appeal) in any litigation to which the Executive is made a party establishes with respect to any investigation, class action litigation or other proceeding referred to in the preceding sentence that the Executive did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of Employer, then the Executive shall repay to Employer any legal expense reimbursed pursuant to this paragraph in connection with such investigation, class action litigation or other proceeding. Nothing in this subsection (b) shall be deemed to affect the rights and obligation of the parties with respect to the indemnification of the Executive as set forth in subsection (a) above.

                            13.        This Agreement constitutes the entire understanding between Employer and Executive concerning his employment and the termination of his employment and, except as otherwise set forth herein, supersedes any and all previous agreements concerning the subject matter hereof. This Agreement may not be changed except by a writing signed by both parties hereto.

                            14.        This Agreement shall be governed by and construed in accordance with the laws of the State of New York for agreements to be wholly performed therein.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Brian J. Brooks
Name: Brian J. Brooks
Title: Executive Vice President Human Resources

/s/ James R. Heekin, III
James R. Heekin, III

Date of Signature of the Employer:

_________________________

Date of Signature of Executive:

September 4, 2003

Exhibit 10(iii)(A)(5)

SUPPLEMENTAL AGREEMENT

          SUPPLEMENTAL AGREEMENT made as of May 1, 2003 by and between THE INTERPUBLIC GROUP OF COMPANIES INC., a corporation of the State of Delaware ("Interpublic" or the "Corporation"), and BRUCE S. NELSON ("Executive").

W I T N E S S E T H;

          WHEREAS, the Corporation and Executive are parties to an Employment Agreement made as of September 5, 2000 (hereinafter referred to as the "Agreement"); and

          WHEREAS, the Corporation and Executive desire to amend the Agreement;

          NOW, THEREFORE, in consideration of the mutual promises herein and in the Agreement set forth, the parties hereto, intending to be legally bound, agree as follows:

          1.     Section 1.01 of the Agreement is amended by deleting "and ending on August 31, 2005."

          2.     Section 3.01 of the Agreement is hereby amended in its entirety to read as follows:  "The Corporation will compensate Executive for the duties performed by him hereunder, by payment of a base salary at the rate of Eight Hundred Thirty-Five Thousand Dollars ($835,000) per annum, of which Six Hundred Fifty Thousand Dollars ($650,000) shall be payable in equal installments, which the Corporation shall pay at semi-monthly intervals, subject to customary withholding for federal, state and local taxes, and One Hundred and Eighty Five Thousand Dollars ($185,000) will be subject to an Executive Special Benefit Agreement to be entered into between Executive and the Corporation."

          3.     The second sentence of Section 4.01 of the Agreement is hereby amended in its entirety to read as follows:  "The actual MICP award, if any, shall be determined by the Corporation and shall be based on profits, Executive's individual performance, and management discretion."

          4.     A new Section 4.04 is hereby added to the Agreement as follows:  "Executive will be eligible during the term of employment to participate in certain Long-Term Performance Incentive Plans, established by the Corporation, in accordance with the terms and conditions of the Plan established from time to time."

          5.     A new Section 5.03 is hereby added to the Agreement as follows:   "The Committee has grant to Executive Forty Thousand (40,000) shares of Interpublic Common Stock which are subject to the following restriction period, assuming Executive's continued employment under this Agreement, one-third (1/3) of the shares shall be released on the first anniversary of the date of the award, another one-third of the shares shall be released on the second anniversary of the date of the grant, and the final one-third of the shares shall be released on the third anniversary of the date of the grant."

          6.     Section 6.04 of the Agreement is hereby amended to delete "an automobile allowance of Seven Thousand Dollars ($7,000) per annum" and substitute "an automobile allowance of Ten Thousand Dollars ($10,000) per annum" therefor.

          7.     The parties agree that the terms of the Agreement, subject to the modifications contained in this Supplemental Agreement, shall remain in full force and effect.

          8.     This Supplemental Agreement shall be governed by the laws of the State of New York.
THE INTERPUBLIC GROUP OF COMPANIES, INC.

By: /s/ Brian J. Brooks
Name: Brian J. Brooks
Title: Executive Vice President, Human Resources

/s/ Bruce S. Nelson
Bruce S. Nelson

Signed as of September 3, 2003.

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